Dreyfus
Liquid
Assets, Inc.
Annual Report



December 31, 1996

Dreyfus Liquid Assets, Inc.
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report that Dreyfus Liquid Assets, Inc. provided an annualized yield of 4.76% for the fiscal year ended December 31, 1996. The annualized effective yield, after compounding of interest, was 4.87%.*

MONEY MARKET OVERVIEW
   The money market in 1996 was characterized by considerable volatility. However, when all was said and done, the changes in prices and yields over the year were not very great. The three-month U.S. Treasury bill rate, a bellwether measurement, closed the year yielding 5.18%, only 11 basis points above the rate when the year began.
   The major influences on rates during the year were the market's expectations of possible action by the Federal Reserve Board (the "Fed"); also, the state of the economy and the market's expectations of how it might behave. Indeed, it was a year when anticipations and expectations influenced the market as much as the actual developments themselves.
   Early in the year, rates generally rose, especially after strong employment reports last spring and early summer convinced the money market that the Fed would need to tighten money rates in order to prevent a recurrence of inflation. By late summer, however, it became clear that inflation was not an immediate threat and the Fed acknowledged that by taking no preemptive action. Furthermore, the economy was a constructive influence, providing continued yet moderate growth without exerting undue upward pressure on wage levels or general price indications. Thus in the latter part of the year interest rates simmered down, though not without short-lived inflation "scares."
   To take advantage of this kind of market, we followed a policy for most of the year of keeping our average maturities somewhat longer than the industry average. Our maturity structure has been geared to deal with changeable eventualities, while seeking superior yields.
   Interest yields, in the long run, reflect the underlying economy. As 1997 begins, signs of strength continue to be visible, despite the inevitable weak spots. Thus it would be prudent to plan for some action this year by the Fed to step, once again, on the economic brakes. Such action could come as early as mid-winter, or later if the economy takes a more measured pace toward expansion.
   We will continue to look for opportunities to extend maturities in an effort to reap better yields, yet not neglect to safeguard the underlying capital.

                                                      Sincerely,

                                                      signature logo

                                                      Patricia A. Larkin
                                                      Senior Portfolio Manager
January 16, 1997
New York, N.Y.

*Annualized effective yield is based upon dividends declared daily and reinvested daily.

Dreyfus Liquid Assets, Inc.
---------------------------------------------------------------------------
Statement of Investments                                  December 31, 1996


                                                                                 Principal
Negotiable Bank Certificates of Deposit--12.7%                                    Amount              Value
----------------------------------------------------------------------------  --------------     --------------
Morgan Guaranty Trust Co.
   5.93%, 8/5/97............................................................. $  150,000,000     $  149,849,511
Old Kent Bank & Trust Co.
   4.80%, 2/28/97............................................................     10,000,000         10,036,402
Providian National Bank
   5.45%-5.60%, 4/3/97-6/16/97...............................................    219,000,000        219,018,880
Union Bank of California
   5.71%-5.90%, 2/3/97-4/28/97...............................................    220,000,000        220,000,000
                                                                                                 ---------------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
   (cost $598,904,793).......................................................                    $  598,904,793
                                                                                                 ===============

Commercial Paper--46.3%
-----------------------------------------------------------------------------
Abbey National North America
   5.61%, 4/3/97.............................................................   $ 40,000,000      $  39,441,867
Aetna Life & Casualty Co.
   5.58%, 1/24/97............................................................     40,000,000         39,858,167
BFCE U.S. Finance Corp.
   5.45%-5.52%, 4/21/97-5/21/97..............................................    145,000,000        142,429,917
BHF Finance (Delaware) Inc.
   5.61%, 1/3/97-2/14/97.....................................................     75,000,000         74,820,472
Bear Stearns Companies Inc.
   5.57%, 1/24/97............................................................    100,000,000         99,645,417
Chase Manhattan Corp.
   5.59%, 2/21/97............................................................     25,000,000         24,809,812
Chrysler Financial Corp.
   5.49%, 2/18/97-2/19/97....................................................     91,000,000         90,336,201
Den Danske Corp. Inc.
   5.40%, 1/16/97............................................................     25,000,000         24,944,479
Dresdner U.S. Finance, Inc.
   5.50%, 1/17/97............................................................    100,000,000         99,765,333
General Electric Capital Corp.
   5.40%-5.49%, 2/5/97-7/8/97................................................    160,000,000        156,674,342
General Electric Capital Services, Inc.
   5.74%, 2/28/97............................................................     50,000,000         49,556,139
General Motors Acceptance Corp.
   5.57%-5.68%, 1/3/97-4/7/97................................................    150,000,000        149,244,500
Generale Bank Inc.
   5.49%, 4/30/97............................................................     50,000,000         49,117,417
Lehman Brothers Holdings, Inc.
   5.51%-5.74%, 2/14/97-5/15/97..............................................    125,000,000        123,696,711
Merrill Lynch & Co., Inc.
   5.57%-5.81%, 2/12/97-7/7/97...............................................    125,000,000        123,424,294
Morgan Stanley Group Inc.
   5.39%-5.87%, 1/10/97-2/14/97..............................................    125,000,000        124,451,917



Dreyfus Liquid Assets, Inc.
---------------------------------------------------------------------------
Statement of Investments (continued)                      December 31, 1996

                                                                                 Principal
Commercial Paper (continued)                                                      Amount              Value
----------------------------------------------------------------------------  --------------     --------------
NYNEX Corp.
   5.45%, 3/5/97............................................................. $   34,000,000     $   33,681,675
National Australia Funding (Delaware) Inc.
   5.79%, 4/17/97............................................................    100,000,000         98,351,111
Paine Webber Group Inc.
   5.58%-5.71%, 1/7/97-1/22/97...............................................     75,000,000         74,813,750
Salomon Inc.
   5.71%, 6/19/97............................................................    100,000,000         97,394,583
Sanwa Business Credit Corp.
   5.45%-5.72%, 1/30/97-3/17/97..............................................    175,000,000        173,784,066
Sears Roebuck Acceptance Corp.
   5.40%-5.69%, 1/9/97-2/21/97...............................................    100,000,000         99,700,403
Societe Generale North America, Inc.
   5.62%, 3/17/97............................................................     75,000,000         74,145,312
Swedbank, Inc.
   5.51%-5.57%, 2/12/97-4/15/97..............................................    120,000,000        118,772,967
                                                                                                 ---------------
TOTAL COMMERCIAL PAPER
   (cost $2,182,860,852).....................................................                    $2,182,860,852
                                                                                                 ===============

Corporate Notes--8.1%
-----------------------------------------------------------------------------
Bear Stearns Companies Inc.
   5.52%, 7/11/97 (a)........................................................ $   60,000,000     $   60,000,000
   5.43%, 9/3/97 (a).........................................................     40,000,000         40,007,724
General Motors Acceptance Corp.
   5.25%-5.54%, 2/3/97-11/17/97..............................................     27,378,000         27,681,299
Lehman Brothers Holdings, Inc.
   5.50%, 1/6/97 (a).........................................................     50,000,000         50,000,000
   5.53%, 8/29/97............................................................     50,000,000         50,830,805
Merrill Lynch & Co., Inc.
   5.38%-5.50%, 2/13/97-7/2/97 (a)...........................................    105,000,000        104,996,504
PNC Bank, N.A.
   5.61%, 5/15/97 (a)........................................................     50,000,000         49,981,906
                                                                                                  ---------------
TOTAL CORPORATE NOTES
   (cost $383,498,238).......................................................                     $ 383,498,238
                                                                                                  ===============

Short-Term Bank Notes--7.9%
--------------------------------------------------------------------------
Bank of America NT & SA
   5.51%, 5/28/97............................................................ $   50,000,000      $  50,000,000
Bankers Trust Co.
   5.47%, 10/2/97 (a)........................................................    100,000,000         99,949,202
Comerica Bank
   5.74%, 5/13/97............................................................     50,000,000         50,001,945
   5.36%, 2/14/97 (a)........................................................     25,000,000         24,997,943

Dreyfus Liquid Assets, Inc.
---------------------------------------------------------------------------
Statement of Investments (continued)                      December 31, 1996

                                                                                 Principal
Short-Term Bank Notes (continued)                                                 Amount             Value
----------------------------------------------------------------------------  --------------     --------------
First National Bank of Boston
   5.75%, 10/16/97........................................................... $   95,000,000      $  95,000,000
NationsBank, N.A.
   5.73%, 4/30/97............................................................     50,000,000         49,989,066
                                                                                                  ---------------
TOTAL SHORT-TERM BANK NOTES
   (cost $369,938,156).......................................................                     $ 369,938,156
                                                                                                  ===============

U.S. Treasury Bills--1.0%
---------------------------------------------------------------------------
   5.41%, 10/16/97
   (cost $47,944,000)........................................................ $   50,000,000      $  47,944,000
                                                                                                  ===============

U.S. Government Agencies--8.9%
----------------------------------------------------------------------------
Federal Farm Credit Banks, Floating Rate Note
   5.42%, 8/8/97 (a)......................................................... $   50,000,000      $  49,970,990
Federal Home Loan Banks, Floating Rate Note
   5.40%, 4/27/98 (a)........................................................     50,000,000         50,099,011
Federal Home Loan Mortgage Corp., Discount Note
   6.50%, 1/2/97.............................................................     17,236,000         17,232,888
Federal National Mortgage Association, Floating Rate Notes
   5.32%-5.43%, 1/13/97-7/25/97 (a)..........................................    300,000,000        300,000,000
                                                                                                  ---------------
TOTAL U.S. GOVERNMENT AGENCIES
   (cost $417,302,889).......................................................                     $ 417,302,889
                                                                                                  ===============

Times Deposits--.6%
---------------------------------------------------------------------------
Republic National Bank of New York (London)
   6.25%, 1/2/97
   (cost $30,029,000)........................................................  $  30,029,000      $  30,029,000
                                                                                                  ===============

Repurchase Agreements--10.1%
---------------------------------------------------------------------------
Aubrey G. Lanston & Co., Inc.
   6.80%, dated 12/31/96, due 1/2/97 in the amount of
   $150,056,667 (fully collateralized by a $100,000,000 U.S.
   Treasury Bill due 4/24/97 and $52,006,000 U.S. Treasury Notes
   6% - 6.50%, due from 8/15/97 to 8/31/97, value $151,670,431)..............  $ 150,000,000      $ 150,000,000
Barclays De Zoette Wedd
   5.80%,  dated  12/31/96,  due  1/2/97  in the  amount of  $10,003,222  (fully collateralized by a $10,064,000 U.S.
   Treasury Note 6%, due 11/30/97, value $10,118,571)........................     10,000,000         10,000,000
Nikko Securities Co. International, Inc.
   6.75%, dated 12/31/96, due 1/2/97 in the amount of
   $165,061,875 (fully collateralized by $162,621,000 U.S.
   Treasury Notes 5.375% - 6.50%, due from 7/31/97 to 11/30/97,
   value $166,362,786).......................................................    165,000,000        165,000,000


Dreyfus Liquid Assets, Inc.
---------------------------------------------------------------------------
Statement of Investments (continued)                      December 31, 1996

                                                                                 Principal
Repurchase Agreements (continued)                                                 Amount              Value
----------------------------------------------------------------------------  --------------     --------------
SBC Capital Corp.
   6.25%, dated 12/31/96, due 1/2/97 in the amount of
   $150,052,083 (fully collateralized by $149,755,000 U.S.
   Treasury Notes 5.625% - 8.75%, due from 9/30/97 to 10/31/97,
   value $152,808,179).......................................................  $ 150,000,000     $  150,000,000
                                                                                                 ---------------
TOTAL REPURCHASE AGREEMENTS
   (cost $475,000,000).......................................................                    $  475,000,000
                                                                                                 ===============

TOTAL INVESTMENTS
   (cost $4,505,477,928).............................................   95.6%                    $4,505,477,928
                                                                      =======                    ===============

CASH AND RECEIVABLES (NET) ..........................................    4.4%                    $  209,220,848
                                                                      =======                    ===============

NET ASSETS ..........................................................  100.0%                    $4,714,698,776
                                                                      =======                    ===============

Notes to Statement of Investments:
---------------------------------------------------------------------
(a)  Variable interest rate -- subject to periodic change.


                  See notes to financial statements.

Dreyfus Liquid Assets, Inc.
---------------------------------------------------------------------------
Statement of Assets and Liabilities                       December 31, 1996


                                                                                                    Cost            Value
                                                                                               ---------------  ---------------
ASSETS:                       Investments in securities--Note 1(a,b)
                                (including Repurchase Agreements of $475,000,000)               $4,505,477,928   $4,505,477,928
                              Cash.............................................                                     185,931,166
                              Interest receivable..............................                                      26,022,073
                              Prepaid expenses.................................                                         406,124
                                                                                                                ---------------
                                                                                                                  4,717,837,291
                                                                                                                ---------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       2,437,056
                              Accrued expenses.................................                                         701,459
                                                                                                                ---------------
                                                                                                                      3,138,515
                                                                                                                ---------------
NET ASSETS.....................................................................                                  $4,714,698,776
                                                                                                                ===============
REPRESENTED BY:               Paid-in capital..................................                                  $4,716,597,874
                              Accumulated net realized gain (loss) on investments                                    (1,899,098)
                                                                                                                ---------------
NET ASSETS.....................................................................                                  $4,714,698,776
                                                                                                                ===============
SHARES OUTSTANDING
(25 billion shares of $.10 par value Common Stock authorized)..................                                   4,717,473,242

NET ASSET VALUE, offering and redemption price per share.......................                                           $1.00
                                                                                                                          =====

Statement of Operations                           Year Ended December 31, 1996


INVESTMENT INCOME
INCOME                        Interest Income.................................                                  $254,163,618
EXPENSES:                     Management fee--Note 2(a).........................           $21,719,653
                              Shareholder servicing costs--Note 2(b)............            13,289,854
                              Custodian fees...................................                262,591
                              Prospectus and shareholders' reports.............                239,600
                              Professional fees................................                103,569
                              Registration fees................................                 89,408
                              Directors' fees and expenses--Note 2(c)..........                 84,814
                              Miscellaneous....................................                208,672
                                                                                          -------------
                                   Total Expenses..............................             35,998,161


                              Less--reduction in management fee due to
                                undertaking--Note 2(a)..........................            (1,079,881)
                                                                                          -------------

                                   Net Expenses................................                                   34,918,280
                                                                                                                --------------
INVESTMENT INCOME--NET..........................................................                                 219,245,338

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b).............................                                      281,929
                                                                                                                --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                  $219,527,267
                                                                                                                ==============

                       See notes to financial statements.

Dreyfus Liquid Assets, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                             Year Ended           Year Ended
                                                                                          December 31, 1996    December 31, 1995
                                                                                         -------------------- --------------------
OPERATIONS:
  Investment income--net................................................                   $   219,245,338      $   246,487,807
  Net realized gain (loss) on investments..............................                            281,929            1,371,818
                                                                                          ------------------  ------------------

      Net Increase (Decrease) in Net Assets Resulting from Operations..                        219,527,267          247,859,625
                                                                                          ------------------  ------------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................                      (220,475,485)        (245,910,562)
                                                                                          ------------------  ------------------

CAPITALSTOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold........................................                     20,551,870,721       16,013,690,375
  Dividends reinvested.................................................                        219,063,717          244,666,772
  Cost of shares redeemed..............................................                    (20,515,225,668)     (16,663,741,867)
                                                                                          ------------------  ------------------

      Increase (Decrease) in Net Assets from Capital Stock Transactions                        255,708,770         (405,384,720)
                                                                                          ------------------  ------------------

        Total Increase (Decrease) in Net Assets........................                        254,760,552         (403,435,657)

NET ASSETS:
  Beginning of Period..................................................                      4,459,938,224        4,863,373,881
                                                                                          ------------------  ------------------
  End of Period........................................................                    $ 4,714,698,776      $ 4,459,938,224
                                                                                          ==================  ==================

Undistributed investment income--net....................................                          --            $     1,230,147
                                                                                          ------------------  ------------------




                       See notes to financial statements.

Dreyfus Liquid Assets, Inc.
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the Fund's financial statements.


                                                                                Year Ended December 31,
                                                                 ----------------------------------------------------
PER SHARE DATA:                                                   1996        1995       1994        1993       1992
                                                                 ------      ------     ------      ------     ------
   Net asset value, beginning of period...............           $1.00       $1.00      $1.00       $1.00      $1.00
                                                                 -----       -----      -----       -----      -----
   Investment Operations:
   Investment income--net..............................           .048        .053       .035        .026       .034
                                                                 -----       -----      -----       -----      -----
   Distributions:
   Dividends from investment income--net..............           (.048)      (.053)     (.035)      (.026)     (0.34)
                                                                 -----       -----      -----       -----      -----
   Net asset value, end of period.....................           $1.00       $1.00      $1.00       $1.00      $1.00
                                                                 =====       =====      =====       =====      =====
TOTAL INVESTMENT RETURN...............................            4.91%       5.45%      3.53%       2.64%      3.47%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets............             .76%        .79%       .76%        .77%       .72%
   Ratio of net investment income
      to average net assets...........................            4.76%       5.33%      3.49%       2.62%      3.43%
   Decrease reflected in above expense ratios
      due to undertaking by the Manager...............             .02%        --         --          --         --
   Net Assets, end of period (000's Omitted)..........      $4,714,699  $4,459,938 $4,863,374  $4,828,134 $5,502,100



                       See notes to financial statements.

Dreyfus Liquid Assets, Inc.
------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
     Dreyfus Liquid Assets, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The
Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
     It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
     The Fund's statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
     (a) Portfolio valuation: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
     (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
     The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
     (c) Dividends to shareholders: It is the policy of the Fund to declare and pay dividends from investment income-net on each business day. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
     (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
     The Fund has an unused capital loss carryover of approximately $1,899,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, $1,828,000 expires in 1997 and $71,000 expires in 1998.

     At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:
     (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is based on the value of the Fund's average daily net assets and is computed at the following annual rates: 1/2 of 1% of the first $1.5 billion; 48/100ths of 1% of the next $500 million; 47/100ths of 1% of the next $500 million; and 45/100ths of 1% over $2.5 billion. The fee is payable monthly.
     The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1% of the value of the Fund's average net assets for any full year, the Manager will refund to the Fund, or bear, the excess over 1%. However, the Manager has undertaken from June 1, 1996 through December 31, 1997 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .75 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $1,079,881 during the period ended December 31, 1996.
     (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1996, the Fund was charged an aggregate of $5,906,737 pursuant to the Shareholder Services Plan.
     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $5,232,312 during the period ended December 31, 1996.
     (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $6,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Liquid Assets, Inc.
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus Liquid Assets, Inc.

     We have audited the accompanying statement of assets and liabilities of Dreyfus Liquid Assets, Inc., including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Liquid Assets, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                  ERNST & YOUNG LLP




New York, New York
January 30, 1997

Dreyfus Liquid Assets, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                     039AR9612